PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated September 29, 2000, made by PROBEX CORP., a Delaware corporation, (the "Pledgor"), to PENNZOIL-QUAKER STATE COMPANY (the "Lender").

                             PRELIMINARY STATEMENTS

     (1) Pledgor has borrowed money from Lender (the "Loan") pursuant to that certain Term Note dated as of September 29, 2000 by and between Pledgor and Lender (as may be amended from time to time, the "Note"). All capitalized terms not otherwise defined in this Agreement shall have the meaning as defined in the Note or in the Security Agreement of even date herewith between Lender and Probex Fluids Recovery, Inc. ("PFR") (as may be amended from time to time, the "Security Agreement").

     (2) Pledgor is the owner of the shares (the "Pledged Shares") of PFR described in Schedule I hereto.


     (3) It is a condition precedent to the Note that Pledgor, as owner of 100% percent of the shares of PFR, shall have made the pledge contemplated by this Agreement. Pledgor and PFR each will receive substantial direct and indirect benefit from the Loan and the making of this pledge.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Loan under the Note, Pledgor hereby agrees as follows:

SECTION 1.        Security Interest.

          (a) Grant.  Pledgor hereby  pledges to Lender,  and grants to Lender a
     security   interest  in,  the   following   (the   "Pledged   Collateral"):

               (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

               (ii) all additional shares in the issuer of the Pledged Shares from time to time acquired by Pledgor in any manner, and the certificates representing such additional interest, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

               (iii) all proceeds of any and all of the foregoing Pledged Collateral, including, without limitation, proceeds that constitute property of the types described above (the inclusion of proceeds does not authorize Pledgor to sell or dispose of the Pledged Collateral in any manner not specifically authorized hereby).


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          (b) Code Terms.  Pledgor  acknowledges  and agrees that all terms used herein to describe the Pledged Collateral which are defined in the Code shall have the meanings stated in the Code. Pledgor further acknowledges and agrees that in applying the law of any jurisdiction that has now or hereafter enacted all or substantially all of Revised Article 9, the Code terms used herein to describe the Pledged Collateral shall also have the meanings given those terms under Revised Article 9, it being the agreement and intention of Pledgor in each instance that such collateral be included in the Collateral description, whether prior to or after the effectiveness of Revised Article 9 in such jurisdiction.

          (c) Defined Terms. As used herein:

               (i) "Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas, ---- including without limitation, the Uniform Commercial Code as amended by Revised Article 9, provided that if by reason of mandatory provisions of law, the creation and/or perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, the term "Code" shall also mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction (including without limitation, the Uniform Commercial Code as amended by Revised Article 9) for purposes of the provisions hereof relating to such creation, perfection or effect of perfection or non-perfection.

               (ii) "Revised Article 9" means the uniform revision of Article 9 of the Uniform Commercial Code, with new provisions added to other Articles of the Uniform Commercial Code contemplated by such revision, all as approved in 1999 by The American Law Institute and by the National Conference of Commissioners on Uniform State Laws.

     SECTION 2. Security for Secured Obligations. This Agreement secures the prompt and complete payment of the Secured Obligations (as such term is defined in the Security Agreement). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Pledgor or PFR to Lender under the Note and the other Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Pledgor or PFR.

     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.


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

     SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:


          (a) Pledgor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          (b) The execution, delivery and performance of the Loan Documents to be entered into by Pledgor are within Pledgor's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by Pledgor and constitutes, and each other Loan Document to which Pledgor is to be a party, when executed and delivered by Pledgor, will constitute, a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (c) The execution, delivery and performance of the Loan Documents to be entered into by Pledgor (i) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Pledgor or any order of any Governmental Authority, (ii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Pledgor or its assets, or give rise to a right thereunder to require any payment to be made by Pledgor, and (iii) will not result in the creation or imposition of any Lien on any asset of Pledgor, except Liens created under the Loan Documents.

          (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (e) Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance, and Pledgor has not sold, granted any option, warrant or other right with respect to, assigned, transferred or otherwise disposed of any of its rights or interests, in or to the Pledged Collateral.

          (f) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

          (g) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental
     Authority is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or any other Loan Documents by Pledgor, (ii) for the perfection or maintenance of the security interest created hereby

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     (including the first priority nature of such security interest,  except for possession of any certificates by Lender and the placement of Lender's (or its assignee's) name on any stock powers) or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

          (h) The Pledged Shares constitute 100% of the issued and outstanding shares of stock of PFR.

          (i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

SECTION 5.        Additional Covenants.


          (a) Existence; Conduct of Business. Pledgor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business.

          (b) Payment of Obligations. Pledgor will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including tax liabilities, before the same shall become delinquent or in default, except where (i) he validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) Pledgor or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP,
     (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and
     (iv) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          (c) Maintenance of Properties. Pledgor will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (d) Insurance. Pledgor will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Pledgor will furnish to the Lender, upon request, information in reasonable detail as to the insurance so maintained.

          (e) Casualty and Condemnation. Pledgor (i) will, and will cause each of its Subsidiaries to, furnish to the Lender prompt written notice of any casualty or other insured damage to any material portion of any of its property or assets or the commencement of any action or proceeding for the taking of any of its property or assets or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (ii) will ensure that the net proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are promptly collected and applied to the Note.

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

          (f) Books and Records; Inspection and Audit Right. (i) Pledgor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Pledgor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

               (ii) Pledgor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Lender (including any consultants, accountants, lawyers and appraisers retained by the Lender) to conduct evaluations and appraisals of the Pledgor's and its Subsidiaries' assets, all at such reasonable times and as often as reasonably requested. Pledgor shall pay the reasonable fees and expenses of any representatives retained by the Lender to conduct any such evaluation or appraisal.

          (g) Compliance with Laws. Pledgor will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (h) Indebtedness; Certain Equity Securities. (i) Pledgor will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness (other than (x) the Secured Obligations and (y) other Indebtedness of Pledgor outstanding on the date hereof related to capital leases in existence on the date hereof of Pledgor's phone systems, computer systems and furniture); provided, however, the Pledgor may incur additional unsecured Indebtedness if 100% of the proceeds of such Indebtedness are immediately applied to repayment of the Note.

               (ii) Pledgor will not, and will not permit any Subsidiary to, issue after the date hereof any preferred stock or other preferred equity interests.

          (i) Liens. Pledgor will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except for (i) Liens created by the Loan Documents and (ii) Permitted Encumbrances.

          (j) Fundamental Changes. (i) Pledgor will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve;

               (ii) Pledgor will not, and will not permit any Subsidiary to, engage to any material extent in any business other than businesses of


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


          the type conducted by Pledgor and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

          (k) Investments, Loans, Advances, Guarantees and Acquisitions. Pledgor will not, and will not permit any Subsidiary to, purchase, hold or acquire any equity interests in or evidences of indebtedness or other securities
     (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except (i) as contemplated by the Purchase Agreement, (ii) Permitted Investments, (iii) investments existing on the date hereof and (iv) investments in their respective Subsidiaries. Pledgor shall not form or acquire any additional subsidiary.

          (l) Asset Sales. Pledgor will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any equity interest owned by it, except sales of inventory and used or surplus equipment in the ordinary course of business.

          (m) Sale and Leaseback Transactions. Pledgor will not, and will not permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

          (n) Restricted Payments; Certain Payments of Indebtedness. (i) Pledgor will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so,

               (ii) Pledgor will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any optional payment or other optional distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness (other than the Secured Obligations), or any optional payment or other optional distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness (other than the Secured Obligations).

          (o) Transactions with Affiliates. Pledgor will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to Pledgor or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties.


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

          (p) Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

SECTION 6.        Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default shall have occurred:

               (i) Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note.

               (ii) Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, provided, however, that any and all

                    (A) dividends  paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, and Pledged Collateral;

                    (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (C) cash paid,  payable or otherwise  distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

shall  be,  and shall be  forthwith  delivered  to  Lender  to hold as,  Pledged
Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

               (iii) Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence of an Event of Default:

               (i) All rights of Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to Pledgor by the Agent, cease and (y) to receive the


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          dividends  payments which it would  otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in Lender who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

               (ii) All dividends which are received by Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 7.        Transfers and Other Liens; Additional Shares.

          (a) Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral.

          (b) Pledgor agrees that it will (i) cause PFR not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, except to Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of PFR.

     SECTION 8. Lender Appointed Attorney-in-Fact. Pledgor hereby appoints Lender Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Pledgor under Section 6), including, without limitation, to receive, indorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     SECTION 9. Lender May Perform. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor under Section 13.

     SECTION 10. Lender's Duties. The powers conferred on Lender hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Pledged
Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral.


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

Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property.

     SECTION 11. Remedies upon Default. If any Event of Default shall have occurred:

          (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Code, whether or not the Code applies to the affected Collateral, and may also, upon notice as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Lender pursuant to Section 13) in whole or in part by ---------- Lender against, all or any part of the Secured Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 12. Registration Rights. If Lender shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 11, Pledgor agrees that, upon request of Lender, Pledgor will, at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

     SECTION 13. Expenses. Pledgor will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the preparation, execution and delivery of this Agreement and the other Loan Documents, (ii) revision of the Purchase Agreement and the other documents related thereto required due to the execution and delivery of the Loan Documents, (iii) the administration of this Agreement and the other Loan Documents, (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (v) the exercise or enforcement of any of the rights of Lender hereunder and the other Loan Documents or (vi) the failure by Pledgor or PFR to perform or observe any of the provisions hereof or under any other Loan Document.

     SECTION 14. Security Interest Absolute.

          (a) All rights of Lender hereunder, the security interest granted herein and all Secured Obligations of Pledgor hereunder shall be irrevocable, absolute and unconditional irrespective of, and Pledgor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any or all of the following:

               (i) any compromise, settlement, release, change, modification (whether material or otherwise), refusal or deferment to demand or enforce, or termination of any or all of the Secured Obligations;

               (ii) any failure to give notice to Pledgor of the occurrence of an Event of Default;

               (iii) any lack of validity or enforceability of any of the Credit Documents or any other agreement or instrument relating thereto;

               (iv) any change in the time, manner or place of payment and/or performance of any of the Secured Obligations, or any other modification, amendment, rescission or waiver by Lender of the payment, performance or observance by PFR or Pledgor of any of the Secured Obligations;

               (v) any  failure of Lender to  disclose  to  Pledgor  information
          relating  to  the  financial  condition,  operations,   properties  or
          prospects of PFR now or in the future;

               (vi) any failure, omission, delay or lack on the part of Lender to take, enforce, assert or exercise any action, right, power or remedy conferred on it in any of the Credit Documents;

               (vii)  any  release  or  discharge  (in   bankruptcy  or  similar
          proceeding or otherwise), in whole or in part, or any bankruptcy, liquidation, dissolution, change, restructuring or termination of the corporate existence of, PFR or any other person or entity which is primarily or secondarily liable with respect to the Secured Obligations;

               (viii) the failure to obtain or maintain perfection of or to protect any security interest in, or the taking, exchange, release, surrender, disposal, impairment or loss of, or any manner of application or sale of, all or any collateral for the Secured Obligations; or

               (ix) any other circumstance which might otherwise constitute a defense available to, or a discharge of, PFR or Pledgor.

          (b) The obligations of Pledgor under this Agreement shall be immediate and shall not be contingent upon Lender (i) proceeding against or exhausting any other rights and remedies which it may have against PFR or any other person primarily or secondarily liable for any of the Secured

     Obligations, and/or (ii) enforcing, realizing upon or resorting to any security held by Lender, and Pledgor hereby waives any rights, by statute or otherwise, to require Lender to institute any such proceeding, exhaust any such rights and remedies and/or enforce, realize upon or resort to any such security. Lender shall be under no obligation to marshal any assets in favor of Pledgor, or against or in payment of any or all of the Secured Obligations, and shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Secured Obligations or any collateral therefor.

     SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telex, facsimile or cable communication) and mailed, telecopied, telexed, cabled or delivered addressed as follows:

                    (a)    If to Pledgor, to it at:

                           Probex Corp.
                           One Galleria Tower
                           13355 Noel Road, Suite 1200
                           Dallas, Texas  75240
                           Attn:  Chief Financial Officer
                           Telephone No.  (972) 788-4772
                           Telecopy No.  (972) 466-1556

                    (b)    If to Lender, to it at:

                           Pennzoil-Quaker State Company
                           700 Milam
                           Houston, Texas  77002
                           Attn:  Laurie Stewart
                           Telephone No. (713) 546-6236
                           Telecopy No. (713)546-6040

All such notices and communications shall, when mailed, telecopied, telexed, transmitted or cabled be effective three days after deposited in the mail or the day confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, except that notices and communications to Lender shall not be effective until actually received by Lender.

     SECTION 17. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations and all other amounts payable under this Agreement, (ii) be binding upon Pledgor, its successors and assigns (provided that Pledgor may not assign or transfer its rights or obligations hereunder without Lender's prior written consent), and (iii) inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or PFR, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Pledgor or PFR or any substantial part of its property, or otherwise, all as though such payments had not been made. All payments hereunder will be paid without set-off or counterclaim and in immediately available funds and in United States Dollars.

     SECTION 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING
EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY
INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

     SECTION 19. Waivers.


          (a) PLEDGOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,
     (I) NOTICE OF ACCEPTANCE OF THIS AGREEMENT; (II) ANY RIGHT TO REVOKE OR OTHERWISE TERMINATE THIS AGREEMENT; (III) NOTICE OF DEMAND FOR PAYMENT, PRESENTMENT, PROTEST, NOTICE OF DISHONOR OR NONPAYMENT; (IV) NOTICE OF DEFAULT BY PLEDGOR OR PFR; (V) NOTICE OF ALL OTHER DEMANDS AND NOTICES TO WHICH PLEDGOR MIGHT OTHERWISE BE ENTITLED, AND (VI) ANY NECESSITY, WHETHER SUBSTANTIVE OR PROCEDURAL, THAT JUDGMENT PREVIOUSLY BE RENDERED AGAINST PFR OR ANY OTHER PERSON OR ENTITY, OR THE PLEDGOR OR PFR OR ANY OTHER PERSON OR ENTITY BE JOINED IN SUCH CAUSE, OR THAT A SEPARATE ACTION BE BROUGHT AGAINST PLEDGOR OR PFR OR ANY OTHER PERSON OR ENTITY.

          (b) PLEDGOR AND LENDER HEREBY EXPRESSLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS THAT ANY OF THEM MAY HAVE TO TRIAL BY JURY (I) IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING

     OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SUBSECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGOR TO THE WAIVER OF PLEDGOR'S RIGHT TO TRIAL BY JURY.

          (c) TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED HEREIN, PLEDGOR EXPRESSLY WAIVES ALL DEFENSES BASED ON SURETYSHIP OR IMPAIRMENT OF COLLATERAL.

          (d) PLEDGOR ACKNOWLEDGES THAT IT MAKES THE WAIVERS AND AGREEMENTS SET FORTH IN SUBSECTIONS (a), (b) AND (c) ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH ITS ATTORNEYS, AND THAT THESE WAIVERS CONSTITUTE A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE NOTE AND MAKE THE LOAN. PLEDGOR FURTHER ACKNOWLEDGES THAT SECURED PARTY HAS NOT AGREED WITH OR REPRESENTED TO PLEDGOR OR ANY OTHER PERSON THAT THE PROVISIONS OF SUBSECTIONS (a), (b) AND (c) ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     SECTION 20. Submission to Jurisdiction; Waivers. Pledgor hereby irrevocably and unconditionally:


          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the district courts of Harris County, Texas, and of the United States District Court of the Southern District of Texas (Houston Division), and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Pledgor at its address referred to in Section 16 or at such other address of which the Lender shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 20 any special, exemplary, punitive or consequential damages.

SECTION 21.       Indemnity.
                  ---------

          (a) Pledgor agrees to indemnify, reimburse and hold the Lender, and its successors, assigns, employees, agents and servants (hereinafter in this Section 21, referred to individually as an "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 21, the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other Loan Document, or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder or under any other Loan Document or in any way relating to or arising out of the ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Pledged Collateral, the Security Agreement Collateral or any other property or asset of Pledgor or PFR (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 21(a) for losses, damages or liabilities to the extent (i) caused by the gross negligence or willful misconduct of any Indemnitee or
     (ii) Lender has expressly agreed to indemnify Pledgor or PFR under the Purchase Agreement. Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, suit or judgment, Pledgor shall assume full responsibility for the defense thereof.

          (b) Without limiting the application of Section 21(a), Pledgor agrees to pay, or reimburse the Lender for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Lender's Liens on, and security interest in, the Pledged Collateral and the Security Agreement Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Pledged Collateral and the Security Agreement Collateral, premiums for insurance with respect to the Pledged Collateral and the Security Agreement Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Pledged Collateral and the Security Agreement Collateral and the Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Pledged Collateral and the Security Agreement Collateral.

          (c) Without limiting the application of Section 21(a) or (b), Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Pledgor or PFR in this Agreement, any other Loan Document, or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document.

          (d) If and to the extent that the  obligations  of Pledgor  under this
     Section 21 are unenforceable for any reason, Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     SECTION 22. Indemnity Obligations Secured by Security Agreement Collateral; Survival. Any amounts paid by any Indemnitee, as to which such Indemnitee has the right to reimbursement, shall constitute Secured Obligations. The indemnity obligations of Pledgor contained in this Agreement shall continue in full force and effect notwithstanding the full payment of all the Loan incurred under the Note and the payment of all other Secured Obligations and notwithstanding the discharge thereof.

     SECTION 23. Acknowledgments. Pledgor hereby acknowledges that:


          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) the Lender has no fiduciary relationship with or duty to Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender, on one hand, and the Pledgor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          PROBEX CORP.

                                          By:      _____________________________
                                          Name:    _____________________________
                                          Title:   _____________________________



ACCEPTED:

PENNZOIL-QUAKER STATE COMPANY

By:_____________________________
Name:___________________________
Title:__________________________


                                                  SCHEDULE I

                              Attached to and forming a part of that certain Pledge
                                       Agreement dated September 29, 2000 by
                                                      Probex Corp.
                                    as Pledgor, to Pennzoil-Quaker State Company


                           Class of     Stock Certificate                                             Percentage of
                           Class of     ------------------                                             Outstanding
Stock Issuer                Stock              Nos.              Par Value       Number of Shares        Shares
------------                -----              ----              ---------       ----------------        ------
Probex Fluids                 C                 #1                 $.01                100                100%
Recovery, Inc.








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